UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2017

Saul Centers, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-12254	52-1833074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7501 Wisconsin Avenue, Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

(301) 986-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 22, 2017, the Board of Directors (the “Board”) of Saul Centers, Inc. (the “Company”) approved the Second and Amended and Restated Bylaws of the Company (the “New Bylaws”), effective immediately. The New Bylaws effect several changes to the Company’s bylaws that, among other things, eliminate redundancies with Maryland law and the rules of the Securities and Exchange Commission (“SEC”) and New York Stock Exchange (“NYSE”), including: (1) removing obsolete references to the first year after the Company’s initial public offering, which was a transition period; (2) allowing electronic notice of annual meetings and “householding” (i.e., the ability to send only one copy of materials to shareholders that share the same address) consistent with rules of the SEC; (3) updating what counts as a “public announcement” to account for changes to organizations that widely disseminate press releases; (4) removing the requirement for a majority independent Board, as redundant with rules of the NYSE; (5) updating methods for providing notice of Board meetings to include electronic notice; (6) eliminating provisions governing the process for approval by independent directors of transactions between the Company and certain other affiliated entities, as redundant with rules of the NYSE, accounting rules and the Company’s internal policies; (7) providing details about handling director resignations; (8) deleting limitations on committee responsibilities, as redundant with Maryland law and NYSE rules; (9) deleting details about the functions of various committees, as redundant with NYSE and SEC rules and committee charters; (10) deleting concept of “Outside Director,” as redundant with independent directors under NYSE rules; (11) providing that the Chairman of the Board may be, but is not required to be, the Chief Executive Officer of the Company to be consistent with the Company’s existing Corporate Governance Guidelines; (12) providing for greater flexibility in the use of uncertificated shares; (13) expressly allowing for fractional shares of stock; (14) carving out short-swing profits liability from the company’s obligation to indemnify officers and directors; and (15) adding a forum selection provision requiring that most shareholder lawsuits be brought only in Maryland courts.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Company’s Second Amended and Restated Bylaws, a copy of which is included with this Current Report and shall be deemed incorporated hereunder by reference.

Item 9.01. Financial Statements and Exhibits.

3.(b) Second Amended and Restated Bylaws of Saul Centers, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAUL CENTERS, INC.

By:	/s/ Scott V. Schneider
Scott V. Schneider
Senior Vice President and Chief Financial Officer

Dated: June 28, 2017